Supplement to the
Fidelity® Variable Insurance Products
Contrafund® Portfolio, Disciplined Small Cap Portfolio, Dynamic Capital Appreciation Portfolio, Emerging Markets Portfolio, Equity-Income Portfolio, Floating Rate High Income Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Growth Portfolio, High Income Portfolio, Index 500 Portfolio, International Capital Appreciation Portfolio, Mid Cap Portfolio, Overseas Portfolio, Stock Selector Portfolio, Value Portfolio, and Value Strategies Portfolio
Initial Class, Service Class, and Service Class 2
April 30, 2025
STATEMENT OF ADDITIONAL INFORMATION
The following information replaces similar information found in the "Investment Policies and Limitations" section.
Diversification
For each fund (other than VIP Growth Opportunities Portfolio, VIP Growth Portfolio, and VIP Index 500 Portfolio):
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
For purposes of each fund's diversification limitation discussed above, the extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described in the above limitation.
For VIP Index 500 Portfolio:
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer; provided that the fund intends to be diversified in approximately the same proportion as the fund's underlying index is diversified.
The following information replaces similar information found in the "Investment Policies and Limitations" section.
In addition to each fund's fundamental and non-fundamental investment limitations discussed above:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits imposed by Subchapter M.
Subchapter M generally requires VIP Index 500 Portfolio to invest no more than 25% of its total assets in securities of any one issuer or in the securities of certain publicly-traded partnerships and to invest at least 50% of its total assets so that (a) no more than 5% of VIP Index 500 Portfolio's total assets are invested in securities of any one issuer, and (b) VIP Index 500 Portfolio does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of VIP Index 500 Portfolio's taxable year.
Alexandre Karam no longer serves as Co-Portfolio Manager of High Income Portfolio.
The following information supplements information for Contrafund® Portfolio found in the "Management Contracts" section.
The following table provides information relating to other accounts managed by Nidhi Gupta as of April 30, 2025:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	17	1
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$62,676	$31,168	$1
Assets Managed with Performance-Based Advisory Fees (in millions)	$20,250	none	none
* Includes assets of VIP Contrafund℠ Portfolio managed by Ms. Gupta ($23,591 (in millions) assets managed).
As of April 30, 2025, the dollar range of shares of VIP Contrafund℠ Portfolio beneficially owned by Ms. Gupta was none.
The following information supplements information for Dynamic Capital Appreciation Portfolio found in the "Management Contracts" section.
The following table provides information relating to other accounts managed by Zach Turner as of April 30, 2025:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$14,918	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$14,669	none	none
* Includes VIP Dynamic Capital Appreciation Portfolio ($249 (in millions) assets managed).
As of April 30, 2025, the dollar range of shares of VIP Dynamic Capital Appreciation Portfolio beneficially owned by Mr. Turner was none.
The following information supplements information for Growth Portfolio found in the "Management Contracts" section.
The following table provides information relating to other accounts managed by Daniel Kelley as of April 30, 2025:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$62,477	$452	$2
Assets Managed with Performance-Based Advisory Fees (in millions)	$5,693	none	none
* Includes VIP Growth Portfolio ($9,812 (in millions) assets managed).
As of April 30, 2025, the dollar range of shares of VIP Growth Portfolio beneficially owned by Mr. Kelley was none.
The following table provides information relating to other accounts managed by Christopher Lin as of April 30, 2025:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	14	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$83,435	$4,480	$355
Assets Managed with Performance-Based Advisory Fees (in millions)	$34,178	none	none
* Includes VIP Growth Portfolio ($9,812 (in millions) assets managed).
As of April 30, 2025, the dollar range of shares of VIP Growth Portfolio beneficially owned by Mr. Lin was none.

VIPIS2-SSTK-1125-204-1.483795.204	November 10, 2025